                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               September 27, 2006

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of September 1, 2006, providing for the issuance of Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-RM4)

             Merrill Lynch Mortgage Investors Trust, Series 2006-RM4
          -------------------------------------------------------------
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
          -------------------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

                       Merrill Lynch Mortgage Lending Inc.
          -------------------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                 333-130545                    13-3416059
----------------------------      ------------               -------------------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      Of Incorporation)           File Number)               Identification No.)

                                250 Vesey Street
                            4 World Financial Center
                                   28th Floor
                                  New York, NY                     10080
                        -------------------------------          ----------
                        (Address of Principal Executive          (Zip Code)
                                    Offices)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  Other Events

            Filing of Legality Opinion

            Attached as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 is the opinion of Dechert LLP with respect to the legality of the Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-RM4.

ITEM 9.01.  Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

         (d)  Exhibits:

            5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

            8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

            23.1 Consent of Dechert LLP (included in Exhibit 5.1).
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                    By:      /s/ Paul Park
                                           -------------------------------
                                    Name:  Paul Park
                                    Title: Vice President

Date:  September 27, 2006
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                                INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------
5.1                Opinion of Dechert LLP as to legality (including consent of such firm).

8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1               Consent of Dechert LLP (included in Exhibit 5.1)